                            AMBASSADORS GROUP, INC.

      COMMON STOCK                                     COMMON STOCK

INCORPORATED UNDER THE LAWS                           SEE REVERSE FOR
 OF THE STATE OF DELAWARE                   CERTAIN DEFINITIONS AND RESTRICTIONS

                                                     CUSIP 023177 10 8

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          $.01 PAR VALUE PER SHARE, OF

                            AMBASSADORS GROUP, INC.

       transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS: the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


    /s/ M. SESTERO                                   /s/ JEFFREY D. THOMAS
     SECRETARY AND                                        PRESIDENT AND
CHIEF FINANCIAL OFFICER                              CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED
        MELLON INVESTOR SERVICES LLC
                TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED SIGNATURE

     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM   --  as tenants in common              UNIF GIFT MIN ACT -- ...................Custodian...............
        TEN ENT   --  as tenants by the entireties                                 (Cust)                    (Minor)
        JT TEN    --  as joint tenants with right of                         under Uniform Gifts to Minors
                      survivorship and not as tenants                        Act........................................
                      in common                                                                 (State)
                                                        UNIF TRF MIN ACT  -- .............Custodian (until age.........)
                                                                                 (Cust)
                                                                             ....................under Uniform Transfers
                                                                                    (Minor)
                                                                             to Minors Act..............................
                                                                                                   (State)


    Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED,___________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
                       NOTICE: FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed



By___________________________________
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.